Exhibit 99.1

CHS Inc.

Summarized results of previously reported and restated Consolidated Statements of Cash Flows for the years ended August 31, 2005 and 2004 are as follows:

	2005		2004
	As		As
	Previously	As	Previously	As
Dollars in thousands	Reported	Restated	Reported	Restated

Cash flows from operating activities:
Distributions from equity investments		$64,869		$58,702
Net cash provided by operating activities	$209,188	276,531	$333,289	394,345
Cash flows from investing activities:
Equity investments redeemed	74,231		65,158
Investments redeemed	4,152	13,514	9,481	15,937
Distributions to minority owners	(29,925)		(15,908)
Net cash used in investing activities	(56,958)	(91,902)	(181,284)	(224,078)
Cash flows from financing activities:
Distributions to minority owners		(29,925)		(15,908)
Net cash used in financing activities	(47,703)	(80,102)	(183,763)	(202,025)
Net increase (decrease) in cash and cash equivalents	104,527	104,527	(31,758)	(31,758)
Cash and cash equivalents at beginning of year	136,491	136,491	168,249	168,249
Cash and cash equivalents at end of year	241,018	241,018	136,491	136,491

Summarized results of previously reported and restated Consolidated Statements of Cash Flows for the three months ended November 30, 2005 and 2004 are as follows:

	2005		2004
	As		As
	Previously	As	Previously	As
Dollars in thousands	Reported	Restated	Reported	Restated

Cash flows from operating activities:
Distributions from equity investments		$3,532		$2,520
Net cash provided by operating activities	$160,154	163,686	$78,408	80,928
Cash flows from investing activities:
Equity investments redeemed	3,532		22,520
Investments redeemed	1,175	1,175	983	20,983
Distributions to minority owners	(11,677)		(3,060)
Net cash used in investing activities	(94,297)	(86,152)	(35,776)	(35,236)
Cash flows from financing activities:
Distributions to minority owners		(11,677)		(3,060)
Net cash used in financing activities	(62,119)	(73,796)	(12,276)	(15,336)
Net increase in cash and cash equivalents	3,738	3,738	30,356	30,356
Cash and cash equivalents at beginning of period	241,018	241,018	136,491	136,491
Cash and cash equivalents at end of period	244,756	244,756	166,847	166,847

Summarized results of previously reported and restated Consolidated Statements of Cash Flows for the six months ended February 28, 2006 and 2005 are as follows:

	2006		2005
	As		As
	Previously	As	Previously	As
Dollars in thousands	Reported	Restated	Reported	Restated

Cash flows from operating activities:
Distributions from equity investments		$11,946		$24,870
Net cash provided by (used in) operating activities	$27,175	39,121	$(144,837)	(119,967)
Cash flows from investing activities:
Equity investments redeemed	40,846		36,945
Investments redeemed	3,218	32,118	2,093	14,168
Net cash used in investing activities	(51,615)	(63,561)	(60,195)	(85,065)
Net cash (used in) provided by financing activities	(136,835)	(136,835)	262,074	262,074
Net (decrease) increase in cash and cash equivalents	(161,275)	(161,,275)	57,042	57,042
Cash and cash equivalents at beginning of period	241,018	241,018	136,491	136,491
Cash and cash equivalents at end of period	79,743	79,743	193,533	193,533

Summarized results of previously reported and restated Consolidated Statements of Cash Flows for the nine months ended May 31, 2006 and 2005 are as follows:

	2006		2005
	As		As
	Previously	As	Previously	As
Dollars in thousands	Reported	Restated	Reported	Restated

Cash flows from operating activities:
Distributions from equity investments		$53,340		$52,602
Net cash provided by (used in) operating activities	$227,026	280,366	$(95,495)	(42,893)
Cash flows from investing activities:
Equity investments redeemed	53,340		52,602
Investments redeemed	4,155	4,155	3,114	3,114
Net cash used in investing activities	(174,995)	(228,335)	(110,167)	(162,769)
Net cash (used in) provided by financing activities	(156,122)	(156,122)	303,640	303,640
Net (decrease) increase in cash and cash equivalents	(104,091)	(104,,091)	97,978	97,978
Cash and cash equivalents at beginning of period	241,018	241,018	136,491	136,491
Cash and cash equivalents at end of period	136,927	136,927	234,469	234,469